1 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED FIRST AMENDMENT TO AMENDED AND RESTATED PRODUCT SUPPLY AGREEMENT This First Amendment to Amended and Restated Product Supply Agreement (this “Amendment”) dated as of September 20, 2024 (the “Amendment Effective Date”) is entered into by and between Xeris Pharmaceuticals, Inc., a company existing under the laws of Delaware, with an office at 1375 West Fulton Street, Suite 1300, Chicago, IL 60607, United States (hereinafter “Customer”), and SHL Pharma LLC, a company existing under the laws of Florida, with an office at 588 Jim Moran Boulevard, Deerfield Beach, FL 33442, United States (hereinafter “SHL”). Customer and SHL are referred to herein individually as a “Party” and collectively as the “Parties”. RECITALS WHEREAS, SHL and Customer are Parties to an Amended and Restated Product Supply Agreement effective as of January 30, 2023 (collectively with SOW 1 (as defined below) and SOW 2 (as defined below), the “Agreement”), Statement of Work No. 1 – Device (the “SOW 1”), and Statement of Work No. 2 – Product (as amended, the “SOW 2”) of the same date; and WHEREAS, the Parties desire to amend the Agreement, in particular its Section 1.9, 1.44, 3.1, 5.3, 6.1, and 11 to, among other things, update certain references to the Facility located in Deerfield Beach, Florida to the Facility located in Pompano Beach, Florida. NOW THEREFORE, in consideration of the mutual covenants and conditions herein, the Parties agree to amend the Agreement as follows: TERMS AND CONDITIONS 1. Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Agreement. Exhibit 10.2

2 2. Section 1.9 of the Agreement is deleted in its entirety and replaced by the following: ““Customer Materials” means Primary Packaging and any other materials that Customer provides to SHL in order for SHL to carry out the Services and to produce the Product and Deliverables. Solely when such term is used in connection with Services for assembly of the Products, “Customer Materials” shall include Devices for purposes of Section 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.8, and 3.9 and only after Devices have been (i) supplied by SHL Taiwan as a qualified supplier of SHL and (ii) received by SHL at the Facility located in Pompano Beach, Florida. For the avoidance of doubt, the term “Customer Materials” shall not include the Devices for purposes of the intellectual property provisions set forth in Article 12 or the indemnification provisions set forth in Article 15.” 3. Section 1.44 of the Agreement is deleted in its entirety and replaced by the following: ““Services” means (i) the manufacturing and supply of Devices by SHL’s Affiliate, SHL Taiwan, at the Facility located in Taoyuan, Taiwan; (ii) the applicable testing and quality release of the Devices by SHL’s Affiliate, SHL Taiwan, at the Facility located in Taoyuan, Taiwan; (iii) the transportation of the Devices from the Facility located in Taoyuan, Taiwan to the Facility located in Pompano Beach, Florida; (iv) incoming inspection and release of Devices by SHL at the Facility located in Pompano Beach, Florida; (v) the transportation of the Devices from the Facility located in Pompano Beach, Florida to the Facility located in Deerfield Beach, Florida; (vi) assembly of the Devices and the Primary Packaging into Products by SHL at the Facility located in Deerfield Beach, Florida; (vii) the labeling and secondary bulk packaging of Products by SHL at the Facility located in Deerfield Beach, Florida; (viii) the applicable testing, handling, and storage of the Devices, Primary Packaging and Products by SHL at the Facilities located in Deerfield Beach and Pompano Beach, Florida; and (ix) other services to be provided by SHL to Customer as specified in this Agreement or the applicable Statement of Work. The Services identified in (i)-(viii) above are further described in the applicable SOW.” 4. Section 3.1 of the Agreement is deleted in its entirety and replaced by the following: “Customer agrees to provide SHL and its Affiliates with quantities of

3 Customer Materials and related quality documentation, as necessary or useful for SHL and its Affiliates and in sufficient quantities necessary to conduct the Services, as needed by SHL and its Affiliates for: (i) the release tests of the Devices, (ii) the assembly of the Products, and (iii) the testing and release of the Products. Unless otherwise agreed to in writing by the Parties, deliveries of Customer Materials to be used in the Devices shall be made at least [***]prior to the delivery date of such Devices and deliveries of Customer Materials to be used in the Products shall be made at least [***]prior to the delivery date of such Products. Customer shall deliver such Customer Materials to SHL [***] Facility (Incoterms 2020), either to the Facility located at Pompano Beach, Florida, or at the Facility located at Taoyuan, Taiwan, as indicated in writing by SHL. Customer Materials will be stored free of charge for up to [***] after delivery to SHL and thereafter shall be subject to the storage fee set forth in the applicable SOW; provided, however, that the storage fee shall be waived with respect to any Customer Materials which must be stored for more than [***]due to SHL’s delay for the duration of the delay. SHL and its Affiliates shall use Customer Materials solely for the performance of this Agreement within the Facility and may not use the Customer Materials for any other purpose. By way of example, SHL and its Affiliates shall not produce any modified or unmodified derivatives of the Customer Materials and shall not attempt to analyze the Customer Materials for its chemical composition or microbiological aspect. Customer acknowledges that sufficient and timely supply of Customer Materials is crucial for completion of the Services in a timely fashion.” 5. Section 5.3 of the Agreement is deleted in its entirety and replaced by the following: “Within [***]after the end of each month, SHL shall provide Customer with an inventory report showing quantities and batch numbers for Devices, Customer Materials, SHL Materials, and Product at the Facility in Deerfield Beach and Pompano Beach, Florida, in a format Parties have agreed upon.” 6. Section 6.1 of the Agreement is deleted in its entirety and replaced by the following: “Title and risk of loss shall pass to Customer at time of delivery of Device or Products per the delivery term set forth in the applicable SOW. For the avoidance of doubt, SHL shall hold title and risk of loss for the Device until

4 the Device has been delivered to SHL at its Facility located in Pompano Beach, Florida as further described in the applicable SOW; provided, however, that SHL shall bear the risk of loss to the Devices while such Devices are in transit between its Facilities in Pompano Beach in Deerfield Beach. SHL shall be responsible for selecting the carrier to transport Devices from SHL Taiwan’s Facility in Taoyuan, Taiwan to SHL’s Facility in Pompano Beach, Florida and from SHL’s Facility in Pompano Beach, Florida to any other SHL Facility, in each case, which such carrier shall be a qualified supplier of SHL. Customer shall be responsible for selecting the carrier to transport the Products from the Facility to Customer’s facilities or contractors. SHL shall cooperate in a Commercially Reasonable manner with Customer and its selected carrier to arrange pick up for shipments as necessary to accommodate Customer’s Purchase Orders and business needs. SHL will notify Customer at least [***]prior to the date when SHL intends to deliver the Devices and Products. SHL shall not release Products to the Customer arranged carrier without written confirmation from Customer that the Product has been accepted for release and SHL is authorized to ship the Products, and such written confirmation from Customer shall not be unreasonably withheld.” 7. Article 11 of the Agreement is deleted in its entirety and replaced by the following: “Each Party shall maintain during the Term of the Agreement, at its own cost, general commercial insurance as well as any other insurance, excluding contractual liability insurance, which may be required by local regulations or by the scope and nature of Services being provided. SHL shall secure property insurance for the Facilities in Deerfield Beach and Pompano Beach, Florida with coverage for individual damage up to [***].” 8. All other terms of the Agreement shall remain in full force and effect. To the extent any provision of the Agreement conflicts with any provision of this Amendment, this Amendment shall control. 9. If a court or other tribunal of competent jurisdiction should hold any term or provision of this Amendment to be excessive, invalid, void, or unenforceable, the offending term or provision shall be deleted, and if possible, replaced by a term or provision which, so far as practicable

5 achieves the legitimate aims of the Parties. Any invalidity or unenforceability of any article or provision of this Amendment shall not affect the remainder of the Amendment. 10. The failure of either Party to require performance by the other Party of any of that other Party’s obligations hereunder shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any Party hereto of any condition, or of the breach of any provision, term, representation or warranty contained in this Amendment shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term, representation, or warranty hereof. 11. Sections 21, 22 and 24 of the Agreement shall apply to this Amendment directly as if incorporated herein, mutatis mutandis. 12. This Amendment sets forth all intentions, understandings, covenants, promises, warranties, representations, conditions, rights and obligations of the Parties and supersedes all previous and contemporaneous agreements, understandings, negotiations and proposals relating to the subject matter hereof. No subsequent modifications or amendments to this Amendment shall be binding upon the Parties unless reduced in writing and signed by the respective authorized officers of the Parties. 13. This Amendment may be executed in one or more counterparts, each of which when executed and delivered will be deemed an original and all of which together will constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Amendment. 14. The Parties agree that this Amendment may be electronically signed and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. (Signature page follows)

6 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Amendment as of the Amendment Effective Date. SHL Pharma LLC Xeris Pharmaceuticals, Inc. By: /s/ Kimberlee Steele Name: Kimberlee Steele Title: Managing Director, North America By: /s/ John P. Shannon Name: John P. Shannon Title: CEO